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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 2, 1996
                                                         ---------------

                                EAB LEASING CORP.
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              (Exact name of registration as specified in charter)

          Pennsylvania              2-82551               23-2224614
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         (State or other         (Commission           (I.R.S. Employer
         jurisdiction of         File Number)         Identification No.)
         incorporation)



          Flying Hills Corporate Center #6, Reading, Pennsylvania 19607
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(Address of principal executive offices)                           (Zip Code)

         Registrant's telephone number, including area code 610-775-5199
                                                            ------------

                             Horrigan American, Inc.
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         (Former name or former address, if changed since last report.)


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Item 2.  Changes in Control of Registrant.
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         On January 2, 1996, European American Bank ("EAB") acquired all the outstanding capital stock of the registrant by means of a merger (the "Merger") of a wholly-owned subsidiary of EAB into the registrant. EAB is an indirect, wholly-owned subsidiary of ABN AMRO Bank, N.V., a Dutch bank. The consideration paid and payable in connection with the Merger (all of which is payable in cash) is subject to final determination but is currently estimated to be approximately $45,869,000. The registrant is advised that the source of the consideration is EAB's cash on hand. Before the Merger, the registrant was not controlled by any individual or "group." By arrangement with EAB, John F. Horrigan, Jr. and Arthur
A. Haberberger will continue as directors of the registrant. Immediately before the effectiveness of the Merger, the registrant distributed to its shareholders
(1) all the capital stock of its wholly-owned subsidiary, American Real Estate Investment and Development Co. ("ARE"), and (2) certain intercompany debt owed to the registrant by ARE.

                  Also on January 2, 1996, the registrant gave notice of redemption to holders of its outstanding Subordinated Investment Certificates, specifying a redemption date of February 1, 1996.

                  Immediately following the completion of the Merger, the registrant changed its name from "Horrigan American, Inc." to "EAB Leasing Corp."

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
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         (c)      Exhibits

                  1. Acquisition Agreement dated as of January 2, 1996, between Horrigan American, Inc. and EAB Leasing Corp. (Schedule, reflecting certain arrangements concerning employee benefits, is omitted but will be furnished supplementally to the Commission on request.)

                  2. Agreement and Plan of Merger dated as of January 2, 1996 between Horrigan American, Inc. and EAB Leasing Corp. (Exhibits A (agreed-upon procedures for post-closing adjustments to merger consideration) and C (form of articles of merger) are omitted but will be furnished supplementally to the Commission on request.)

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           EAB LEASING CORP.

                                           By /s/ Arthur A. Haberberger
                                             ---------------------------------
                                                  Arthur A. Haberberger,
                                                        President



January 16, 1996

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